Exhibit 99.1 News Release | February 28, 2020 Wells Fargo to Liquidate Wells Fargo Capital X and First Union Capital II Resulting in the Cancellation of Capital Securities and Distribution of Underlying Debentures to Holders SAN FRANCISCO – February 28, 2020 – Wells Fargo & Company (NYSE: WFC) today announced that on March 30, 2020 (the “Liquidation Date”) (i) Wells Fargo Capital X will be liquidated, the 5.95% Capital Securities (the “Wells Fargo Capital Securities”) and the 5.95% Common Securities (the “Wells Fargo Common Securities”) issued by Wells Fargo Capital X will be cancelled, and the 5.95% Capital Efficient Notes due 2086 (the “Debentures due 2086”) issued by Wells Fargo & Company and currently held by Wells Fargo Capital X will be distributed pro rata to the holders of the Wells Fargo Capital Securities and Wells Fargo Common Securities, all in accordance with the amended and restated declaration of trust and trust agreement of Wells Fargo Capital X, and (ii) First Union Capital II will be liquidated, the 7.95% Capital Securities, Series A (the “First Union Capital Securities” and, together with the Wells Fargo Capital Securities, the “Capital Securities”) and the 7.95% Common Securities (the “First Union Common Securities” and, together with the Wells Fargo Common Securities, the “Common Securities”) issued by First Union Capital II will be cancelled, and the 7.95% Junior Subordinated Deferrable Interest Debentures, Series B Due November 15, 2029 (the “Debentures due 2029” and, together with the Debentures due 2086, the “Debentures”) issued by Wells Fargo & Company, as successor to First Union Corporation, and currently held by First Union Capital II will be distributed pro rata to the holders of the First Union Capital Securities and First Union Common Securities, all in accordance with the amended and restated trust agreement of First Union Capital II. On the Liquidation Date, each $1,000 in liquidation amount of the Capital Securities will be exchanged for $1,000 principal amount of the corresponding series of Debentures, and the principal amount of the Debentures that is distributed to Wells Fargo & Company, as the holder of Common Securities, will be extinguished. The following table sets forth information concerning the Capital Securities that will be cancelled, and the corresponding Debentures that will be exchanged for those Capital Securities, on the Liquidation Date. Capital Securities CUSIP Debentures CUSIP Wells Fargo Capital X 94978SAA7 Wells Fargo & Company 949746NL1 5.95% Capital Securities 5.95% Capital Efficient Notes due 2086 First Union Capital II 33735YAA6 Wells Fargo & Company 949746TB7 7.95% Capital Securities, 7.95% Junior Subordinated Deferrable Series A Interest Debentures, Series B Due November 15, 2029 No action by the holders of the Capital Securities is required in order to effect the cancellation of the Capital Securities and the distribution of the Debentures. The exchange of the Wells Fargo Capital Securities for the Debentures due 2086 will be effected by The Bank of New York Mellon Trust Company, N.A., as the property trustee for Wells Fargo Capital X and as the trustee under the indenture pursuant to which the Debentures due 2086 were issued, through the facilities and following the procedures of The Depository Trust Company. The exchange of the First Union Capital Securities for the Debentures due 2029 will be effected by Wilmington Trust Company, as the property trustee for First Union Capital II and © 2019 Wells Fargo Bank, N.A. All rights reserved.

as the trustee under the indenture pursuant to which the Debentures due 2029 were issued, through the facilities and following the procedures of The Depository Trust Company. The next scheduled interest payment on each series of Debentures after the Liquidation Date will include any accrued and unpaid distributions on the corresponding series of Capital Securities. About Wells Fargo Wells Fargo & Company (NYSE: WFC) is a diversified, community-based financial services company with $1.9 trillion in assets. Wells Fargo’s vision is to satisfy our customers’ financial needs and help them succeed financially. Founded in 1852 and headquartered in San Francisco, Wells Fargo provides banking, investment and mortgage products and services, as well as consumer and commercial finance, through 7,400 locations, more than 13,000 ATMs, the internet (wellsfargo.com) and mobile banking, and has offices in 32 countries and territories to support customers who conduct business in the global economy. With approximately 260,000 team members, Wells Fargo serves one in three households in the United States. Wells Fargo & Company was ranked No. 29 on Fortune’s 2019 rankings of America’s largest corporations. Cautionary Statement about Forward-Looking Statements This news release contains forward-looking statements about our future financial performance and business. Because forward-looking statements are based on our current expectations and assumptions regarding the future, they are subject to inherent risks and uncertainties. Do not unduly rely on forward-looking statements as actual results could differ materially from expectations. Forward-looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date. For information about factors that could cause actual results to differ materially from our expectations, refer to our reports filed with the Securities and Exchange Commission, including the discussion under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, available on its website at www.sec.gov. Contact Information Media Ancel Martinez, 415-222-3858 Ancel.Martinez@wellsfargo.com Investor Relations John Campbell, 415-396-0523 John.M.Campbell@wellsfargo.com ### US.126278565.04